Supplement to Symetra True Variable Annuity® Prospectus
Supplement dated August 23, 2017
to Prospectus dated May 1, 2016 as supplemented

Effective August 25, 2017, Rampart Investment Management Company, LLC will begin serving as the sub-advisor for the Virtus Equity Trend Series. Accordingly, any reference to Euclid Advisors, LLC in the prospectus is replaced with Rampart Investment Management Company, LLC.